SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
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Air T, Inc.
(Name of Registrant as specified in its charter)

(Name of person(s) filing Proxy Statement, if other than Registrant)

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Air T, Inc.

5930 Balsom Ridge Road, Denver, NC 28037 Telephone: (828) 464-8741 FAX: (704) 489-9960

July 19, 2019

To Our Stockholders:

Please find enclosed for your information and review, a copy of Air T, Inc.’s 2019 Annual Report, Notice and Proxy Statement for our Annual Meeting of Stockholders to be held Wednesday, August 14, 2019, accompanying proxy card and return envelope.

The accompanying Proxy Statement provides you with a summary of the proposals on which our stockholders will vote at the annual meeting. Your vote is important regardless of the number of shares you hold. To ensure your representation at the meeting, please complete, sign, date and return your enclosed proxy card as soon as possible in the postage-paid envelope provided. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and the vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares. If you choose to attend the annual meeting, you may revoke your proxy and personally cast your votes at the annual meeting.

Stockholder matters, including a transfer of shares, missing stock certificates, or changes of address can be directed to the Company’s transfer agent at the following mailing address, email address and telephone number:

American Stock Transfer and Trust Company
Operations Center
6201 15th Avenue
Brooklyn, NY  11219

Email address: info@amstock.com

Telephone Number: 1-800-937-5449

If you should have a question or require an additional copy of the documents mentioned above, please contact me directly at 828-464-8741.

Sincerely,

Nick Swenson
President and Chief Executive Officer

Enclosures

AIR T, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 14, 2019
To Our Stockholders:
On behalf of the Board of Directors and management of Air T, Inc. (the “Company”), we cordially invite you to our annual meeting of stockholders. The meeting will be held at our principal executive offices at 5930 Balsom Ridge Drive, Denver, North Carolina 28037 on Wednesday, August 14, 2019 at 8:30 a.m. local time, for the purpose of considering and acting on the following matters:
1.    Elect as directors the eight (8) nominees named in the accompanying proxy statement to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified;
2.    To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement;
3.    To recommend, by advisory vote, the frequency of future stockholder advisory votes to approve the compensation of our named executive officers;
4.    To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2020; and
5.    To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only stockholders of record as of the close of business on July 5, 2019 are entitled to notice of and to vote at the annual meeting and adjournments thereof. You may examine a list of those stockholders at our principal executive offices at 5930 Balsom Ridge Drive, Denver, North Carolina 28037, during the 10-day period preceding the annual meeting. Each share of our outstanding common stock will entitle the holder to one vote on each matter that properly comes before the annual meeting.
The accompanying proxy statement provides you with a summary of the proposals on which our stockholders will vote at the annual meeting. We encourage you to read this entire document before voting.
Your vote is important no matter how large or small your holdings may be. To ensure your representation at the meeting, please complete, sign, date and return your enclosed proxy card as soon as possible in the postage-paid envelope provided. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and your vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares. If you choose to attend the annual meeting, you may revoke your proxy and personally cast your votes at the annual meeting.
The 2019 Annual Report of the Company also accompanies this notice.
By Order of the Board of Directors

Nick Swenson
President and Chief Executive Officer

July 19, 2019

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

Copies of this Notice, the Proxy Statement following this Notice, and the Annual Report to Stockholders that is being mailed with this Notice are available at http://www.airt.net/investors/annual-meeting-materials.

[Intentionally left blank.]

Air T, Inc.
5930 Balsom Ridge Road
Denver, North Carolina 28037
Telephone (828) 464-8741

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Air T, Inc. (referred to as the “Company”) in connection with the annual meeting of stockholders of the Company to be held on Wednesday, August 14, 2019 at 8:30 a.m. at 5930 Balsom Ridge Road, Denver, North Carolina 28037. The proxy is for use at the meeting if you do not attend or if you wish to vote your shares by proxy even if you do attend. You may revoke your proxy at any time before it is exercised by

•	giving a written notice of revocation to the Secretary of the Company,

•	submitting a proxy having a later date, or

•	appearing at the meeting and requesting to vote in person.

All shares represented by valid proxies and not revoked before they are voted will be voted as specified. If no specification is made, proxies will be voted “FOR” electing all nominees for director listed on the proxy in Item 1, “FOR” the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement, “FOR” the selection of “EVERY YEAR” as the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers, and “FOR” ratifying Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020.

The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the annual meeting. If, however, other matters properly come before the annual meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed advisable, vote such proxy to adjourn the annual meeting from time to time, including if there is not a quorum on the date set for the annual meeting.

This proxy statement, the enclosed proxy card and the Company’s 2019 Annual Report to Stockholders are being first mailed to our stockholders on or about July 19, 2019. The Annual Report does not constitute “soliciting material” and is not to be deemed “filed” with the Securities and Exchange Commission.

The Company will pay the costs of preparing this proxy statement and of soliciting proxies in the enclosed form. Our officers, directors and employees may solicit proxies personally, by telephone, mail or facsimile, or via the Internet. These individuals will not receive any additional compensation for their solicitation efforts. You may also be solicited by means of press releases issued by the Company, postings on our website, www.airt.net, and advertisements in periodicals. In addition, upon request we will reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding voting materials to their customers who are beneficial owners and in obtaining voting instructions.

VOTING

Only stockholders of record at the close of business on July 5, 2019 will be entitled to vote at the annual meeting or any adjournment or adjournments thereof. The number of outstanding shares entitled to vote at the stockholders meeting is 3,036,497. The presence of a majority of the outstanding shares of the Company’s Common Stock, par value $.25 per share (the “Common Stock”), represented in person or by proxy at the meeting will constitute a quorum necessary to conduct business at the meeting.

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How to Vote

If you are a registered stockholder, you may vote your shares by mail by completing, signing, dating and returning the enclosed proxy card or you may vote your shares in person by attending the meeting and voting your shares at the meeting. Even if you plan to attend the meeting, the Company encourages you to vote your shares by proxy. If you choose to attend the meeting, please bring proof of stock ownership and proof of identification to the meeting.

If you are a beneficial stockholder and your broker holds your shares in its name, your broker may provide you alternative methods of providing your voting instructions, including by Internet or telephone. This depends on the voting process of the broker through which you hold the shares. Please follow their directions carefully.

Voting of Shares Held Through Brokers

If you are a beneficial stockholder and your broker holds your shares in its name, your broker cannot vote your shares on the following matters if you do not timely provide instructions for voting your shares:

•	the election of directors;

•	the advisory vote on approval of the compensation paid to the Company’s named executive officers; and

•	the advisory vote on the frequency of future advisory votes on executive compensation.
If your shares are maintained through an account with a broker, it is likely that your broker holds your shares in its name, and you should contact your broker if you are uncertain whether your broker holds your shares in its name. Shares not voted by brokers on these matters if timely voting instructions are not provided are referred to as “broker non-votes.” However, your broker may vote your shares on any other matter that may be presented to the stockholders for a vote at the meeting, including the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, if the broker does not receive voting instructions from you.

If your broker holds your shares in its name, for you to vote those shares you must provide voting instructions to the broker through which you hold the shares. Please follow their directions carefully. If you want to vote shares held by your broker in its name at the meeting, you must request a legal proxy from your broker and present that proxy, together with proof of identification, at the meeting.

Required Voting Thresholds for Matters to be Considered at the Meeting

Directors will be elected by a plurality of the votes cast—that is, the eight (8) nominees receiving the most votes will be elected as directors. Cumulative voting is not allowed. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors.

The ratification of the appointment of the independent registered public accounting firm for the fiscal year ending March 31, 2020, requires the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote, if applicable, will have no effect on the vote on this matter.

Each of the other matters coming before the meeting, including the advisory vote on compensation paid to the Company’s named executive officers and the advisory vote on the frequency of future advisory votes on executive compensation, the Company will consider that our shareholders will approve of the compensation for named executive officers as disclosed in this Proxy Statement and an annual frequency vote on say-on-pay if there are more “FOR” votes than the total of “AGAINST” and “ABSTAIN” votes.

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Changing Your Vote

Even after you have submitted your vote, you may revoke your proxy and change your vote at any time before voting begins at the annual meeting. If you are a registered stockholder, you may do this by:

•	timely delivering to the Company’s Secretary, or at the meeting, a later dated signed proxy card or

•	by voting your shares in person if you attend the meeting.

Your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke it.

If your broker holds your shares in its name, you should contact your bank, broker or other nominee to find out how to revoke your proxy. If you have obtained a legal proxy from your nominee giving you the right to vote your shares, you may vote by attending the meeting and voting in person or by sending in an executed proxy with your legal proxy form.

CERTAIN BENEFICIAL OWNERS OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of shares of Common Stock, par value $.25 per share, of the Company as of July 5, 2019 by each person that beneficially owns five percent or more of the shares of Common Stock. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as of July 5, 2019	Percent of Class(1)
AO Partners I, L.P. et al.(2) 5000 W. 36th Street, Suite 130 Minneapolis, Minnesota 55416	1,251,202	41.20%
Farnam Street Partners, L.P. et al.(3) 3033 Excelsior Boulevard, Suite 320 Minneapolis, Minnesota 55416	332,304	10.94%
Renaissance Technologies LLC et al.(4) 800 Third Avenue New York, New York 10022	218,761	7.20%

(1)	Based upon 3,036,497 shares outstanding on July 5, 2019.

(2)
Based on a Form 4 of Nicholas Swenson dated February 26, 2019 that references shares held by AO Partners I, L.P. (“AO Partners Fund”) and indirectly by AO Partners, LLC (“AO Partners”) as General Partner. AO Partners Fund and AO Partners have shared power to direct the voting and disposition of 880,695 shares. Nicholas Swenson as Managing Member of AO Partners disclaims beneficial ownership of such shares, except as to his pecuniary interest therein. Nicholas Swenson has sole power to direct the voting and disposition of 60,460 shares held directly and 86,940 shares held by a wholly-owned corporation, and Groveland Capital, LLC and Groveland DST, LLC have shared power to direct the voting and disposition of 53,301 shares and 169,806 shares respectively. Such Form 4 reports that the shares reported as beneficially owned by Mr. Nick Swenson include 3,750 shares purchasable upon the exercise of stock options granted to him by the Company for his service on the Company’s Board of Directors.

(3)
Based on a Form 4 filed on February 25, 2019 by Raymond Cabillot, Farnam Street Partners, L.P. (“FSP”), FS Special Opportunities Fund I, L.P. (“FS Special,” and collectively with FSP, the “Farnam Funds”), Farnam Street Capital, Inc. (“FSC”). Raymond E. Cabillot and Peter O. Haeg, reported that FSP has sole voting and dispositive power with respect to 285,592 shares and, FS Special has sole voting and dispositive power with respect to 36,844 shares. Messrs. Cabillot and Haeg, as officers of FSC, the general partner of the Farnam Funds, share voting and dispositive power over all of the shares of Company common stock held by the Farnam Funds.

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(4)
Based solely on a Schedule 13G/A filed on February 12, 2019 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, reporting that, as of December 31, 2018, each of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation has sole power to direct the voting and disposition of 215,461 shares and shared power to direct the voting and disposition of 3,750 shares.

PROPOSAL 1 -- ELECTION OF DIRECTORS

Under the Company’s certificate of incorporation and by-laws, directors are elected at each annual meeting and hold office until their respective successors are elected and have qualified. The Board of Directors has established the number of directors constituting the Board of Directors at eight (8). Accordingly, up to eight (8) directors may be elected at the annual meeting.

The following sets forth certain information with respect to the individuals who are nominated by the Board of Directors, upon recommendation of its Nominating Committee, for election to the Board of Directors at the annual meeting. Each of the following is currently a director of the Company. For each nominee we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee should serve as a director.

Seth Barkett, age 35, was elected as a director of the Company in August 2013. Mr. Barkett has served as Director of Research of Groveland Capital, LLC, a hedge fund, since February 2011. From March 2010 to January 2011, Mr. Barkett served as a consultant to Vela Capital, LLC, a hedge fund. From January 2008 to February 2010, Mr. Barkett served as an associate of Storm Lake Capital, LLC, a merchant banking firm, and from July 2006 to December 2007 he served as an analyst of Resource Land Holdings, LLC, a private equity firm. In these positions, Mr. Barkett has analyzed and worked on mergers and acquisitions, divestitures, recapitalizations and corporate restructurings.

Mr. Barkett’s experience and financial analytical skills provide the Board with additional expertise in evaluating the performance of the Company’s businesses and opportunities for growth.

Raymond Cabillot, age 56, was elected as a director of the Company in November 2016. Since 1998, Mr. Cabillot has served as Chief Executive Officer and director of Farnam Street Capital, Inc., the General Partner of Farnam Street Partners L.P., a private investment partnership. Prior to his service at Farnam Street Capital, Mr. Cabillot was a Senior Research Analyst at Piper Jaffrey, Inc., an investment bank and asset management firm, from 1989 to 1997. Early in his career, Mr. Cabillot worked for Prudential Capital Corporation as an Associate Investment Manager and as an Investment Manager. Mr. Cabillot has served on the board of directors of Oxbridge Re Holdings Limited, a specialty property and casualty reinsurer, since 2013, and Pro-Dex, Inc., a manufacturer of surgical, dental, and scientific instruments, since 2013. Mr. Cabillot also served as Chairman of the Board of O.I. Corporation, a manufacturer of chemical analysis and monitoring products, from 2007 through 2010. Mr. Cabillot earned his BA with a double major in economics and chemistry from St. Olaf College and an MBA from the University of Minnesota. He is a Chartered Financial Analyst.

Mr. Cabillot was elected to the Board for his strong analytical skills and over 25 years’ experience as a financial analyst and investment manager. His prior service as a public company director and chairman also brings valuable corporate governance experience to the Board.

William Foudray, age 49, was elected as a director of the Company in August 2013. Mr. Foudray has served as Executive Vice President of Vantage Financial, LLC, an equipment leasing and finance company, since he co-founded that firm in August 2011. Mr. Foudray served in various executive capacities, including as Vice President of Operations, Chief Financial Officer and Executive Vice President, of Fidelity National Capital, Inc., a third-party technology leasing firm and then subsidiary of Fidelity National Financial, Inc., from 1999 until the sale of that company in 2009 to Winthrop Resources Corporation and as Vice President of Winthrop Resources Corporation, a technology leasing company, from 2009 to July 2011.

Mr. Foudray’s experience in the leasing business, including in the equipment leasing business provides the Board with valuable insight with respect to opportunities to expand leasing activities of the Company’s ground support equipment business. In addition, Mr. Foudray’s experience as an executive officer of a significant operating business and as a former chief financial officer add to the Board’s expertise in operational and financial matters.

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Gary Kohler, age 62, was elected as a director of the Company in September 2014. Mr. Kohler has served as Chief Investment Officer, portfolio manager and Managing Partner of Blue Clay Capital Management, LLC, an investment management firm, since January 1, 2012. Mr. Kohler served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm, from January 2000 to December 2011. Mr. Kohler served in various capacities, including portfolio manager and Vice President, of Okabena Company, a private investment advisory firm, from 1984 to 1997.

Mr. Kohler’s experience in investing and managing investments in a wide variety of businesses during his over 25-year career in the field of investment management services provides the Board with additional depth in financial, analytical and investment expertise.

Peter McClung, age 49, was elected as a director of the Company in December 2017. Mr. McClung is an experienced business executive and expert in developing sales and marketing strategies based on customer insights. Mr. McClung has over 20 years’ experience building and leading teams to grow revenue, profitability and market share in a variety of industries. He spent the first part of his career as a sales and marketing executive in roles of increasing responsibility with Novartis, BASF, and UnitedHealth Group. In 2009, Mr. McClung formed a business strategy consulting firm, which expanded into a full-service branding agency in 2013, called welcometoseven.com. In 2016, Mr. McClung became CEO of The Jump Group, LLC, a joint venture technology company with welcometoseven.com and venture capital investors.

The Board nominated Mr. McClung because of his expertise in the areas of strategy, marketing and sales, in addition to his experience as both an entrepreneur as well as a senior leader in several Fortune 500 companies.

Andrew Stumpf, age 44, was elected as a director of the Company in November 2014. Since October 2017, Mr. Stumpf has served as a partner of Storm Lake Capital, LLC, a private investment group. Mr. Stumpf served as Vice President of Shipston Equity Holdings, LLC, a private investment group from March 2016 to October 2017. Mr. Stumpf served as Vice President, Finance of Cadillac Casting, Inc. and 3Point Machine, Inc., automotive suppliers of metal cast and precision-machined components, from February 2010 to March 2016 and as a member of Storm Lake Capital, LLC from October 2007 to March 2016. Prior to that, Mr. Stumpf served as a Vice President—Investment Banking Group of Stout Risius Advisors, LLC from February 2000 to September 2007 and as an Auditor and Certified Public Accountant with Ernst & Young, LLP from September 1998 to February 2000.

Mr. Stumpf’s experience as a chief financial officer and certified public accountant provide valuable accounting and financial expertise to the Board of Directors.

Nicholas Swenson, age 50, has served as a director of the Company since August 2012 and as Chairman of the Board of Directors since August 2013. In October 2013, Mr. Nick Swenson was appointed as the interim President and Chief Executive Officer of the Company and was appointed as President and Chief Executive Officer of the Company in February 2014. Mr. Nick Swenson is also the managing member of AO Partners, LLC which is the general partner of AO Partners I, L.P., an investment fund. Mr. Nick Swenson previously served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm. Mr. Nick Swenson serves as a director and Chairman of the Board of Pro-Dex, Inc., as a director of Delphax Technologies Inc., and formerly served as a director of Insignia Systems, Inc.

The Board believes that Mr. Nick Swenson’s position as Chief Executive Officer of the Company provides the Board with unique insight regarding Company-wide issues. In addition, Mr. Nick Swenson’s financial, analytical and investment experience and skills provides the Board of Directors with additional expertise in these areas and, as a representative of the Company’s largest stockholder, he provides additional stockholder perspectives to the Board of Directors.

Travis Swenson, age 41, was elected as a director of the Company in December 2017. Mr. Travis Swenson currently serves as the Global Head of Client Accounting Services at WeWork. Prior to joining WeWork, Mr. Swenson was the Senior Managing Director, Americas Leader of Real Estate Accounting Services, of CBRE, Inc., a commercial real estate services firm, which he joined in February 2013. Preceding this role, Mr. Swenson served as a Senior Manager with the Capital Markets Advisory practice of Deloitte & Touche LLP. Preceding this role, he was with financial services audit and tax practices of Deloitte & Touche

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LLP, which he joined in September 2000. Over the course of his professional career, he has focused on strategic consulting, auditing, tax, corporate finance, capital markets, and mergers and acquisitions. He is a certified public accountant, licensed in both Minnesota and California.

Mr. Travis Swenson is not related to Nicholas Swenson, the Company’s Chairman of the Board, President and Chief Executive Officer.

Mr. Travis Swenson’s professional experience, including his accounting expertise and managerial skills, both with a Big Four accounting firm and a large commercial real estate services firm, provides the Board with expertise in a variety of important areas, including accounting and merger and acquisition matters, as well as managerial insight.

The Board of Directors recommends a vote “FOR” all of the nominees listed above for election as directors (Item 1 on the enclosed proxy card).

The Board of Directors believes that the Board as a whole should encompass a range of skill and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company and its businesses. The Company’s policy is to have at least a majority of Directors qualify as “independent,” and only three of the eight nominees, Messrs. Nick Swenson, Barkett and Kohler do not qualify as “independent.”

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the same person serve as Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s stockholders at this time. The Board has created the role of Lead Independent Director to lead executive sessions, act as an intermediary between the other “independent” directors and the Chairman, to act in the Chairman’s place should he be unavailable, and to act as a liaison between the stockholders and the Board of Directors. The Board has appointed Raymond Cabillot as its Lead Independent Director.

Director Compensation

During the fiscal year ended March 31, 2019, each non-employee director received a director’s fee of $1,500 per month and an attendance fee of $750 for each meeting of the Board of Directors or a committee thereof, including a Special Committee. Members of the Audit Committee received, in lieu of the meeting fee, a monthly fee of $1,750, while the Chairman of the Audit Committee received a monthly fee of $2,600. The Lead Independent Director receives a stipend of $500 per month.
The following table sets forth the compensation earned by each of the Company’s non-employee directors in the fiscal year ended March 31, 2019. All compensation was paid in cash.

Name	Total ($)(1)
Seth Barkett	21,000
Raymond Cabillot	25,000
William Foudray	21,000
Gary Kohler	21,000
Peter McClung	43,500
Andrew Stumpf	43,500
Travis Swenson	52,200

(1)
Does not include $8,750 paid to former director John Reeves during the fiscal year ended March 31, 2019. Mr. Reeves retired from the Board effective August 21, 2018. Also does not include amounts paid to Mr. Barkett pursuant to a consulting agreement. The Company has engaged RDA Capital Advisors, LLC to assist the Company and its subsidiaries with respect to designated projects, including evaluating merger and acquisition opportunities, developing financial planning and analysis capabilities, evaluating investment opportunities, and providing operational and strategic advice and coordination services for a consulting fee of $5,000 per month.

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Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board of Directors presently expects that the membership of each committee will remain the same following the Annual Meeting.

The Audit Committee currently consists of Messrs. Travis Swenson, McClung and Stumpf, with Mr. Travis Swenson serving as chairman. The Audit Committee met 6 times during the fiscal year. The authority and responsibilities of the Audit Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Audit Committee, included in the charter, are to select and retain the firm of independent auditors to serve the Company each fiscal year, to review and approve the scope, fees and results of the audit performed by the independent auditors, to review the adequacy of the Company’s system of internal accounting controls, to review and periodically discuss with the independent auditor all significant relationships that may affect the auditor’s independence, to meet at least quarterly to review the Company’s financial results with management and the independent auditors prior to the release of quarterly financial information, to prepare and issue to the Board of Directors annually a summary report suitable for submission to the stockholders, to discuss with management and the independent auditor policies with respect to risk assessment and risk management, significant risks or exposures of the Company and the steps that have been taken to minimize such risks, and to establish procedures for the receipt, retention and treatment of complaints regarding accounting internal controls and auditing matters, including confidential, anonymous submissions by employees. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s audit committee charter requirements and compliance with the audit committee structure and composition requirements. In addition, the Board of Directors has determined that Travis Swenson and Andrew Stumpf are “audit committee financial experts,” as that term is defined under the rules of the Securities and Exchange Commission.

The Compensation Committee currently consists of Messrs. McClung and Stumpf, with Mr. Stumpf serving as chairman. The authority and responsibilities of the Compensation Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Compensation Committee, included in the charter, are to evaluate, develop, approve and report to the Board regarding the Company’s overall compensation philosophy and strategy, including the balance among various components of compensation, such as base salaries, cash-based and equity-based incentive compensation, and other benefits, to determine, or recommend to the Board for its determination, the compensation, including salary, bonus, incentive and equity compensation to be paid to the Chief Executive Officer and the other executive officers, to review director fees and other compensation paid to non-employee members of the Board on a periodic basis and effect, or recommend to the Board, any changes it deems appropriate, to periodically review equity-based and other incentive plans and revise such plans, or recommend revisions or new plans to the Board, to determine and recommend to the Board for approval any performance targets and participation levels for management in any incentive plan for which such targets and levels are to be set, to review and approve all formal employment agreements with the executive officers, and to review the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s compensation committee charter requirements. The Compensation Committee met twice during the fiscal year.

The Nominating Committee currently consists of Messrs. Cabillot, Foudray and Stumpf, with Mr. Stumpf serving as chairman. The Nominating Committee is charged with identifying candidates for election to the Board of Directors, reviewing their skills, characteristics and experience and recommending nominees to the Board for approval, as well as recommending the functions and the membership of the committees of the Board of Directors. The charter of the Nominating Committee is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The Nominating Committee met once during the fiscal year.

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Director Independence

The Board of Directors has determined that none of the members of the Board of Directors (other than Mr. Nick Swenson, the Company’s Chief Executive Officer, and Messrs. Barkett and Kohler) has any relationship that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these individuals is “independent” within the meaning of the rules of the NASDAQ Global Market. All of the members of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent directors under these standards. In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional standards of independence applicable to members of an audit committee.

The Board of Directors concluded that Mr. Barkett is not independent as a result of a consulting arrangement established in October 2014 between the Company and RDA Capital Advisors, LLC and his role as interim Principal Financial Officer. Mr. Barkett is the principal of RDA Capital Advisors, LLC and directly participates in providing interim principal financial officer services and the consulting services to the Company under the arrangement with RDA Capital Advisors. The Company has engaged RDA Capital Advisors, LLC to assist the Company and its subsidiaries with respect to designated projects, including evaluating merger and acquisition opportunities, developing financial planning and analysis capabilities, evaluating investment opportunities, and providing operational and strategic advice and coordination services for a consulting fee of $5,000 per month.

The Board of Directors concluded that Mr. Kohler is not independent in light of the Company’s December 2017 acquisition of the assets of Blue Clay Capital Management, LLC, an investment management firm based in Minneapolis, Minnesota. Mr. Kohler was the sole owner of Blue Clay Capital and in connection with such acquisition, a subsidiary of the Company replaced Blue Clay Capital as the managing general partner of certain investment funds and Mr. Kohler entered into an employment arrangement with such subsidiary to serve as its Chief Investment Officer in return for an annual salary of $50,000 plus variable compensation based on the management and incentive fees to be paid to the subsidiary by certain of these investment funds and eligibility to participate in discretionary annual bonuses.

Board’s Role in Risk Oversight

As discussed above, the Audit Committee assists the Board with respect to risk assessment and risk management, including monitoring significant risks or exposures of the Company and the steps that have been taken to minimize such risks. The Audit Committee is comprised entirely of independent directors. The Audit Committee is also charged with monitoring the Company’s “whistleblower hotline” which permits complaints or concerns regarding legal compliance, accounting, internal controls and auditing matters to be submitted by interested persons, including employees, confidentially and anonymously. In addition, the Compensation Committee is charged with assisting the Board in reviewing the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Compensation Committee is also comprised of all independent directors.

Attendance of Meetings

During the fiscal year ended March 31, 2019, the Board of Directors met 5 times. Each of the directors attended at least 75% of all of the meetings of the Board of Directors and committees thereof on which such director served during such period. The Company does not have a policy with respect to attendance of members of the Board of Directors at the annual meeting of stockholders. Historically, few, if any, stockholders have attended the Company’s annual meeting of stockholders. We encourage, but do not require, our Board members to attend the annual meeting of stockholders. Last year, eight directors attended the annual meeting, including all directors standing for election.

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Director Qualifications and Nominations

The Nominating Committee has adopted a policy that candidates nominated for election or re‑election to the Board of Directors generally should meet the following qualifications:

•	candidates should possess broad training and experience at the policymaking level in business, government, education, technology or philanthropy;

•
candidates should possess expertise that is useful to the Company and complementary to the background and experience of other members of the Board of Directors, so that an optimal balance in Board membership can be achieved and maintained;

•	candidates should be of the highest integrity, possess strength of character and the mature judgment essential to effective decision making;

•	candidates should be willing to devote the required amount of time to the work of the Board of Directors and one or more of its committees;

•	candidates should be willing to serve on the Board of Directors over a period of several years to allow for the development of sound knowledge of the Company and its principal operations; and

•	candidates should be without any significant conflict of interest or legal impediment with regard to service on the Board of Directors.

The Nominating Committee seeks directors with experience in areas relevant to the Company’s businesses. The Nominating Committee also seeks other key attributes that are important to an effective board: integrity and high ethical standards; sound judgment; analytical skills; and the commitment to devote the necessary time and energy to the service on the Board and its Committees. The Company does not have a policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee seeks out appropriate candidates, principally by canvassing current directors for suggestions. The Nominating Committee evaluates candidates on the basis of the above qualifications and other criteria that may vary from time to time. The Nominating Committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The Board of Directors believes that such a formal policy is unnecessary and that the issue is more appropriately dealt with on a case−by−case basis.

There have been no changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors since the date of the Company’s proxy statement for its annual meeting of stockholders held on August 22, 2018.
Director and Executive Officer Stock Ownership

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of July 5, 2019 by each director, director nominee and named executive officer of the Company (as listed in the Summary Compensation Table, below) and by all directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.

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		Shares and Percent of Common Stock Beneficially Owned as of July 5, 2019
Name	Position with Company	No. of Shares(1)	Percent
Seth Barkett	Interim Principal Financial Officer and Director(2)	4,500	*
Raymond Cabillot	Director	332,304(3)	10.94%
William Foudray	Director	7,500	*
Gary Kohler	Director	18,103	*
Peter McClung	Director	—	—
Candice Otey(5)	Former Chief Accounting Officer	—	—
Brett Reynolds(6)	Former Chief Financial Officer, Senior Vice President	__	—
Andrew Stumpf	Director	—	—
Nicholas Swenson	President, Chief Executive Officer and Chairman of the Board	1,251,202(4)	41.2%
Travis Swenson	Director	—	—
All directors, nominees, and executive officers as a group (10 persons)		1,613,609	53.14%
______________________

*	Less than one percent.

(1)
Includes shares which the following executive officers and directors have the right to acquire within 60 days through the exercise of stock options issued by Air T: Mr. Foudray, 3,750 shares; Mr. Nick Swenson, 3,750 shares; and all directors, nominees, and executive officers as a group, 7,500 shares.

(2)	Mr. Barkett was appointed as Interim Principal Financial Officer effective April 18, 2019 through July 8, 2019.

(3)
Includes 285,592 shares held by Farnam Street Partners, L.P. and 36,844 shares held by FS Special Opportunities Fund I, LP. Mr. Cabillot is an officer of Farnam Street Capital, Inc., the general partner of Farnam Street Partners, L.P. and FS Special Opportunities Fund I, L.P.

(4)
173,262 shares are owned directly by Groveland Hedged Credit Fund LLC, and indirectly by Nicholas Swenson as the sole managing member and president of Groveland Capital LLC, the investment adviser to the Groveland Hedged Credit Fund LLC. Nicholas Swenson disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. 880,695 shares are owned directly by AO Partners I, L.P., and indirectly by AO Partners, LLC, as General Partner of AO Partners I. L.P., and Nicholas Swenson as Managing Member of AO Partners, LLC. Nicholas Swenson disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. 86,940 shares are owned directly by Glenhurst Co., a Minnesota corporation, wholly owned by Nicholas Swenson and 60,460 shares are owned directly by Mr. Swenson. AO Partners I, L.P.’s holdings of 880,695 shares, plus additional securities and collateral, are pledged to secure a bank loan. The aggregate principal amount of the loan is less than 10% of the current market value of the shares pledged.

(5)	Ms. Otey acted as Chief Financial Officer until May 7, 2018 and as Chief Accounting Officer of the Company until April 18, 2019.

(6)	Mr. Reynolds acted as Chief Financial Officer and Senior Vice President of the Company from May 7, 2018 until April 12, 2019.

CERTAIN TRANSACTIONS

On December 15, 2017, BCCM, Inc. (“BCCM”), a newly-formed, wholly-owned subsidiary of the Company, completed the acquisition of Blue Clay Capital Management, LLC (“Blue Clay Capital”), an investment management firm based in Minneapolis, Minnesota. In connection with the transaction, BCCM acquired the assets of, and assumed certain liabilities of, Blue Clay Capital in return for payment to Blue Clay Capital of $1.00, subject to adjustment for Blue Clay Capital’s net working capital as of the closing date. The fair value of the assets acquired and liabilities assumed in connection with the transaction are provisional. Gary S. Kohler, a director of the Company, was the sole owner of Blue Clay Capital. In connection with the transaction, (i) BCCM replaced Blue Clay Capital as the managing general partner of certain investment funds managed by Blue Clay Capital (Blue Clay Capital Partners, LP, Blue Clay Capital Partners CO I, LP, Blue Clay Capital Partners CO III, LP and Blue Clay Capital SMid-Cap LO, LP); and (ii) Mr. Kohler entered into an employment agreement with BCCM to serve as its Chief Investment Officer in return for an annual salary of $50,000 plus variable compensation based on the management and incentive fees to be paid to the subsidiary by certain of these investment funds and eligibility to participate in discretionary annual bonuses.

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In connection with the Blue Clay Capital acquisition, a Partnership Interest Conversion and General Partner Admittance Agreement (“Conversion Agreement”) was entered into effective December 31, 2017 between Blue Clay Capital, BCCM, BCCM Advisors, LLC (“BCCM Advisors”), a wholly-owned subsidiary of BCCM, and various Blue Clay Capital investment funds. Per the Conversion Agreement, Blue Clay Capital sold to BCCM Advisors, and BCCM Advisors purchased from Blue Clay, the general partnership interests in certain investment funds previously managed by Blue Clay Capital (as specified above) for a purchase price equal to, with respect to each general partnership, of (i) one percent (1%) of the aggregate capital accounts of each fund as valued on December 31, 2017 and (ii) $100,000 (or $10,000 in the case of Blue Clay Capital SMid-Cap LO, LP). Upon acquisition of each of the general partnership interests, BCCM Advisors was admitted as the general partner of each fund. Blue Clay Capital retained the incentive allocations associated with Blue Clay Capital Partners CO I, LP and Blue Clay Capital Partners CO III. BCCM Advisors will receive all future incentive allocations accruing as of January 1, 2018 and thereafter associated with Blue Clay Capital Partners, LP which is the onshore feeder fund to the Blue Clay Capital Master Fund Ltd. Management determined that the price paid of $227,000 for the combined general partnership interests approximates the fair value of those interests. The portion of the purchase price paid for the general partnership interest in Blue Clay Capital Partners, LP is allocated as an equity interest in the Blue Clay Capital Master Fund, Ltd.
EXECUTIVE OFFICERS

The current executive officers of the Company are Nick Swenson and Seth Barkett. Biographical information regarding Mr. Nick Swenson and Mr. Seth Barkett is included in “Proposal 1 – Election of Directors.”
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, based solely on review of the copies of reports under Section 16(a) of the Securities Exchange Act of 1934 that have been furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2019 all executive officers, directors and greater than ten-percent beneficial owners have complied with all applicable Section 16(a) filing requirements, with the exception of inadvertent late Form 4 filings by Mr. Kohler in December 2018 and January and February 2019 (each filed one day late).

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company is providing stockholders with the opportunity to cast an advisory vote on compensation to the executive officers named in the Summary Compensation Table as reported in this proxy statement. Accordingly, the following resolution will be presented to the stockholders at the annual meeting:

“Resolved, that the stockholders hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, in the Company’s proxy statement for the 2018 annual meeting of stockholders.”

This vote is advisory and nonbinding on the Company. The Board of Directors and the Compensation Committee, which is comprised of a majority of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.
The Board of Directors recommends a vote “FOR” the adoption of the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement (Item 2 on the enclosed proxy card).

The objectives of the Company’s compensation plan for its executive officers (other than Mr. Nick Swenson) is to offer incentives for superior performance and to provide compensation in amounts and in forms that are sufficient to attract and retain management personnel capable of effectively managing the Company’s businesses. The compensation of Mr. Nick Swenson is, at his request, limited to an annual salary of $50,000.

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Mr. Nick Swenson does not participate in any bonus or equity compensation plans and also does not participate in any employee benefit plan.

The compensation of the executive officers is determined by the Compensation Committee under authority delegated to it by the Board of Directors. The Compensation Committee consults with the Chief Executive Officer in evaluating and setting the compensation of the other executive officers.

The Company has paid modest levels of compensation. The elements of the total compensation paid to executives, other than Mr. Nick Swenson, under the Company’s policy are:

•	base salary,

•	annual cash incentive, and

•	retirement, health and welfare and other benefits.

Base Salary

Base salaries are not linked to the performance of the Company and are intended to provide the executive officers a relatively secure baseline level of compensation. The Compensation Committee periodically reviews base salary levels and adjusts base salaries as deemed necessary, but not necessarily annually. During the review and adjustment process, the Compensation Committee considers:

•	individual performance;

•	recommendations of the Chief Executive Officer with respect to the base salaries of other executive officers;

•	the duties and responsibilities of each executive officer position;

•	their current compensation level;

•	the relationship of executive officer pay to the base salaries of senior officers and other employees of the Company; and

•	whether the base salary levels are competitive.

At Mr. Nick Swenson’s request, the Compensation Committee set his annual salary rate, which commenced on April 1, 2014, at a below-market rate of $50,000.

Incentive and Bonus Compensation

The named executive officers are eligible to receive annual incentive compensation based on the Company’s overall financial performance and a subjective evaluation of individual performance. At Mr. Nick Swenson’s request, he does not receive any annual incentive compensation. In addition, named executive officers other than Mr. Nick Swenson, are eligible to receive discretionary bonuses from time to time based on individual performance in achieving important Company milestones. Because of the subjective evaluation used in determining this compensation, it is all reported as bonus in the accompanying Summary Compensation Table.

Mr. Reynolds received a warrant to purchase 25,000 shares of Company Common Stock as a condition of his employment. The warrant was issued November 30, 2018 and was scheduled to expire November 30, 2028. All of the shares were forfeited upon the resignation of Mr. Reynolds employment effective April 12, 2019.

Retirement and Other Benefits

The named executive officers are eligible to participate in certain employee benefit plans sponsored by the Company, which are described below. At his request, Mr. Nick Swenson does not participate in these plans.

The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including these executive

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officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. The Company makes matching contributions to the 401(k) Plan. The named executive officers are also eligible to participate in group health, life and other welfare benefit plans on the same terms and conditions that apply to other employees. For the fiscal year ended March 31, 2019, Ms. Otey received an automobile allowance. The named executive officers do not receive better insurance programs, vacation schedules or holidays than other employees of equal employment tenure.

The Company does not maintain any non-qualified deferred compensation plans that would allow executives to elect to defer receipt (and taxation) of their base salaries, bonuses, annual incentive plan payments or other compensation.
EXECUTIVE OFFICER COMPENSATION

Mr. Nick Swenson, Ms. Otey, Mr. Reynolds and Mr. Barkett are the only individuals who served as executive officers of the Company during the most recent fiscal year. The following table sets forth a summary of the compensation paid to them during the two most recent fiscal years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Nicholas Swenson Chief Executive Officer	2019	50,000	0	0	0	0	50,000
	2018	50,000	0	0	0	0	50,000

Candice Otey(1) Former Chief Accounting Officer	2019	200,000	150	0	0	0	200,150
	2018	200,000	90,000(2)	0	0	6,000(3)	296,000

Brett A. Reynolds(4) Former Chief Financial Officer	2019 2018	265,000	150	0	0	0	265,150

________________________

(1)	Ms. Otey acted as Chief Financial Officer until May 7, 2018 and as Chief Accounting Officer of the Company until April 18, 2019.

(2)	Reflects amount earned in FY18 and paid in FY19.

(3)	Includes $6,000 for automobile allowance.

(4)	Mr. Reynolds acted as Chief Financial Officer and Senior Vice President of the Company from May 7, 2018 until April 12, 2019.
Pursuant to the Company’s 2005 Equity Incentive Plan, which provided for the automatic award of options upon a non-employee’s initial election to the Board of Directors, on August 30, 2012 in connection with his election as a director, Mr. Nick Swenson was awarded options to acquire 3,750 shares of common stock. The exercise price of these options is $5.75 per share. The options vested one year after the date of his election and expire 10 years after the date of his election.
Mr. Reynolds received a warrant to purchase 25,000 shares of Company Common Stock as a condition of his employment. The warrant was issued November 30, 2018 and was scheduled to expire November 30, 2028. All of the shares were forfeited upon the resignation of Mr. Reynolds employment effective April 12, 2019.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	Option/Warrant Awards(1)
	Number of Securities Underlying Unexercised Options/Warrants # Exercisable	Number of Securities Underlying Unexercised Options/Warrants # Unexercisable	Option/Warrant Exercise Price $	Option/Warrant Expiration Date
Nicholas Swenson	3,750(2)	—	5.75	8/30/2022

________________________

(1)
All option awards were made under the Company’s 2005 Equity Incentive Plan. Under the terms of the plan, option awards were made without any corresponding transfer of consideration from the recipients.

(2)	Stock options vested on August 30, 2013.

Employment Agreement and Retirement Savings Plan

Nicholas Swenson. On March 26, 2014, Nicholas Swenson and the Company entered into an Employment Agreement dated as of March 26, 2014 and effective as of April 1, 2014 providing for the terms of employment of Mr. Nick Swenson as Chief Executive Officer and President. The employment agreement provides that Mr. Nick Swenson’s employment can be terminated by the Company at any time, without advance notice, for any reason or for no reason. The agreement does not provide for any severance payment to Mr. Nick Swenson upon termination of his employment by the Company. The agreement provides for an annual salary of $50,000, commencing on April 1, 2014. The agreement provides that Mr. Nick Swenson will not participate in any bonus or equity compensation arrangement and that Mr. Nick Swenson has declined to participate in any employee benefit plan. The agreement also includes provisions regarding confidentiality, indemnification, and a covenant not to compete for one year following termination of employment.

Brett A. Reynolds. On May 7, 2018, Brett Reynolds and the Company entered into an Employment Agreement, providing for the terms of employment of Mr. Brett Reynolds as Senior Vice President and Chief Financial Officer of the Company commencing May 7, 2018. The agreement provided for a base salary of $265,000 per year and annual performance incentive bonuses based on subjective and objective criteria. The agreement also provided for participation in the Company’s standard benefit policies and plan, reimbursement of Company expenses and the warrant described above. Mr. Reynolds resigned his employment with the Company to pursue other opportunities effective April 12, 2019. No severance or other payment was made to Mr. Reynolds upon his resignation. Mr. Reynolds is subject to customary restrictive covenants following termination including a one-year covenant not to compete.

401(k) Plan. The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Internal Revenue Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including its executive officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. Employees are eligible to participate in the 401(k) Plan upon commencement of employment. The Company makes matching contributions to the Plan. Mr. Nick Swenson has declined participation in the 401(k) Plan.

PROPOSAL 3 -- VOTE ON THE ADVISORY (NON-BINDING) PROPOSAL
FOR THE FREQUENCY OF THE SAY-ON-PAY
As required under the rules adopted by the U.S. Congress and the SEC in connection with the say-on-pay vote described in Proposal 2 above, our shareholders also will have an opportunity to cast an advisory, non-binding vote on how frequently future say-on-pay votes should be conducted by the Company. Shareholders may indicate whether they would prefer an advisory vote on executive compensation every one, two or three years, or they may abstain from voting. We are required to solicit shareholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek shareholder input more frequently. We submitted the last advisory vote on the frequency of the say-on-pay vote at our 2013 annual meeting of shareholders.

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We have given significant thought to our recommendation with respect to the frequency of the voting on say-on-pay by our shareholders. We have determined that a vote once every year is preferable to give our shareholders the opportunity to consider and vote upon our named executive officers’ compensation annually rather than every two or three years. The frequency selected by the shareholders for conducting say-on-pay voting at the annual meetings of the shareholders of the Company is not a binding determination. However, the frequency selected will be given due consideration by our Compensation Committee and our Board.
The proxy card accompanying this proxy statement provides shareholders with the opportunity to choose among four alternatives (holding the say-on-pay advisory vote once every one, two or three years, or abstaining from voting on this item). As a result, with respect to the recommended frequency of the say-on-pay vote, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.
Proxies will be voted for the alternative of once every year unless our shareholders specify otherwise in their proxies. The voting alternative, if any, that receives the affirmative vote of a plurality of the voting power present (in person or by proxy) at the 2020 annual meeting and entitled to vote on this item of business will be the alternative adopted by the shareholders in accordance with the voting standard established by our bylaws. However, the results of this vote are not binding on the Board of Directors, whether or not any alternative is passed under this voting standard. In evaluating the vote on this advisory resolution, the Board will consider the voting results in their entirety.
The Board of Directors recommends that the shareholders vote “FOR” the option of once every year as the preferred frequency for advisory say-on-pay votes on executive compensation (Item 3 on the enclosed proxy card).
PROPOSAL 4 -- RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that the stockholders ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company and its subsidiary corporations for the fiscal year ending March 31, 2020. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent registered public accounting firms.

Deloitte & Touche LLP has served as the independent registered public accounting firm for the Company since September 27, 2018. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.

BDO USA, LLP served as the Company’s the independent registered public accounting firm for the fiscal years ended March 31, 2018 and 2017. In September 2018, the Audit Committee of the Board of Directors completed a competitive process to assess the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019 in which several firms were invited to submit proposals. As a result of this process and following careful deliberation, on September 27, 2018, the Audit Committee dismissed BDO USA, LLP as the Company’s independent registered public accounting firm, effective as of that same date.

BDO USA, LLP’s reports on the Company’s consolidated financial statements for the fiscal years ended March 31, 2018 and March 31, 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and the subsequent interim period through September 27, 2018, there were (i) no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) of the U.S. Securities and Exchange Commission.

On September 27, 2018, the Audit Committee approved appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. Deloitte & Touche LLP accepted appointment as the Company’s independent registered public accounting firm for the year ending March 31, 2019 on September 27, 2018. During the Company’s fiscal years ended March 31,

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2017 and March 31, 2018 and the subsequent interim period preceding Deloitte & Touche LLP’s appointment, neither the Company nor anyone on its behalf consulted Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively)

The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2020 (Item 4 on the enclosed proxy card).

Audit Committee Pre-approval of Auditor Engagements

It is the policy of the Audit Committee that all audit and permitted non-audit services provided to the Company by its independent registered public accounting firm are approved by the Audit Committee in advance. In addition, it is the Company’s practice that any invoices not covered by the annual engagement letter that are subsequently submitted by its independent registered public accounting firm are provided to the Chairman of the Audit Committee for approval prior to payment. The independent auditor, management and the Audit Committee must meet on at least an annual basis to review the plans and scope of the audit and the proposed fees of the independent auditor.

Audit Fees

The following is a summary of the fees for professional services rendered by Deloitte & Touche LLP and BDO USA, LLP for the audit of the Company’s annual financial statements for the fiscal years ended March 31, 2019 and 2018 and fees billed for other services rendered by Deloitte & Touche LLP and BDO USA, LLP during those periods:

	Deloitte & Touche LLP	BDO USA, LLP	BDO USA, LLP
	2019	2019	2018(5)
Audit Fees(1)	$642,000	$636,500	$715,079
Audit-Related Fees(2)	0	20,000	0
Tax Fees(3)	0	0	0
All Other Fees(4)	0	0	0

(1)   Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements that are provided by our independent registered public accounting firm in connection with regulatory filings or engagements.

(2)    Audit-related fees relate to professional services rendered that are related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  Audit-related fees may include fees associated with the audit of the Company’s retirement savings plan, any acquisition related work and attestations that are required by statute or regulation.

(3)    Fees for professional services performed with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Company and consolidated subsidiaries, refund claims, payment planning and tax audit assistance.

(4)    Fees for other permitted work performed that does not fall within the categories set forth above

(5)    Amount previously disclosed for the audit of the Company’s annual financial statements for the fiscal year ended March 31, 2018 was $600,000. Amount updated to represent actual fees for professional services rendered. The increase is mainly attributed to out of scope professional services rendered.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process.

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The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.
In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements as of and for the year ended March 31, 2019. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committee, as adopted by the Public Company Accounting Oversight Board and currently in effect. In addition, the Audit Committee discussed with the independent registered public accounting firm the written disclosures and letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2019 for filing with the Securities and Exchange Commission.
June 28, 2019

AUDIT COMMITTEE

Travis Swenson, Chair
Peter McClung
Andrew Stumpf

ADDITIONAL INFORMATION

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER OF THE COMPANY, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, IF SOLICITED BY WRITTEN REQUEST, A COPY OF THE COMPANY’S 2019 ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO AIR T, INC., 5930 BALSOM RIDGE ROAD, DENVER, NORTH CAROLINA 28037, ATTENTION: CORPORATE SECRETARY.

IN ADDITION, THE COMPANY HAS A DEDICATED WEBSITE AT HTTP://WWW.AIRT.NET/INVESTORS/ANNUAL-MEETING-MATERIALS WHERE IT POSTS ALL ANNUAL MEETING MATERIALS INCLUDING THE ANNUAL REPORT ON FORM 10-K, ANNUAL REPORT AND PROXY STATEMENT.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has established a process for stockholders and other interested parties to communicate with the Board of Directors or a particular director. Such individual may send a letter to Air T, Inc., Attention: Corporate Secretary, 5930 Balsom Ridge Road, Denver, North Carolina 28037. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary of the Company will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked “Confidential” will be forwarded unopened.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2020 MEETING

Proposals by stockholders intended to be presented at the 2020 annual meeting of stockholders must be received by the Company’s Corporate Secretary no later than March 21, 2020 in order to be included in the proxy statement and on the proxy card that will be solicited by the Board of Directors in connection with that

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meeting. The inclusion of any proposal will be subject to applicable rules of the SEC. In addition, the Company’s by-laws establish an advance notice requirement for any proposal of business to be considered at an annual meeting of stockholders, including the nomination of any person for election as director. In general, written notice must be received by the Company’s Corporate Secretary at the Company’s principal executive office, 5930 Balsom Ridge Road, Denver, North Carolina 28037, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and accordingly, to be considered at the 2020 annual meeting of stockholders, proposals must be received by the Corporate Secretary no earlier than March 19 2020 and no later than April 14, 2020. The written notices must contain specified information concerning the matter to be brought before such meeting and concerning the stockholder proposing such a matter. Any waiver by the Company of these requirements with respect to the submission of a particular stockholder proposal shall not constitute a waiver with respect to the submission of any other stockholder proposal nor shall it obligate the Company to waive these requirements with respect to future submissions of the stockholder proposal or any other stockholder proposal. Any stockholder desiring a copy of the Company’s by-laws will be furnished one without charge upon written request to the Corporate Secretary at 5930 Balsom Ridge Drive, Denver, North Carolina 28037.
Individuals appointed as proxies in connection with the annual meeting of stockholders to be held in 2019 will have discretion under applicable SEC rules to vote on any proposal presented at the meeting by a stockholder unless the stockholder gives the Company written notice of the proposal no later than May 28, 2019 and other provisions of the applicable SEC rules are satisfied.
OTHER MATTERS

The Board of Directors knows of no other matters that may be presented at the meeting.

AIR T, INC.
July 19, 2019

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AIR T, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 14, 2019
AND
PROXY STATEMENT

AUGUST 14, 2019

ANNUAL MEETING OF STOCKHOLDERS OF
AIR T, INC.
August 14, 2019
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
Copies of the Notice of Annual Meeting, the Proxy Statement
and the 2019 Annual Report to Stockholders are available at http://www.airt.net/investors/annual-meeting-materials.
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
  Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. ELECTION OF DIRECTORS				The Board of Directors recommends you vote FOR the following proposal.
						FOR	AGAINST	ABSTAIN
		NOMINEES:		2.	Advisory (non-binding) vote, to approve the compensation to the Company’s named executive officers as disclosed in the proxy statement:	☐	☐	☐
☐	FOR ALL NOMINEES	Seth Barkett Raymond Cabillot
William Foudray
The Board of Directors recommends you vote FOR “EVERY YEAR” in the following proposal.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Gary Kohler Peter McClung		3.	Advisory (non-binding) vote on how frequently shareholders should vote on the compensation of our named executive officers:
☐	FOR ALL EXCEPT (See instructions below)	Andrew Stumpf			EVERY YEAR	2 YEARS	3 YEARS	ABSTAIN
		Nicholas Swenson			☐	☐	☐	☐
Travis Swenson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				The Board of Directors recommends you vote FOR the following proposal.
						FOR	AGAINST	ABSTAIN
				4.	To ratify the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐		The undersigned revokes all proxies heretofore given by the undersigned.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■		■

REVOCABLE PROXY
AIR T, INC.
ANNUAL MEETING OF STOCKHOLDERS
To be held on August 14, 2019
This proxy is solicited on behalf of the Board of Directors.
The undersigned hereby appoints Nicholas Swenson and Mark Jundt as proxies, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Air T, Inc. common stock that the undersigned is entitled to vote at, and, in their discretion, to vote upon such other business as may properly come before, the 2019 Annual Meeting of Stockholders of Air T, Inc. to be held on Wednesday, August 14, 2019 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
(Continued and to be signed on the reverse side.)